Capital Management - Percentages of Liabilities to Assets Ratio Used for Monitoring Capital (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2024 TWD ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 TWD ($)
Disclosure of objectives, policies and processes for managing capital [abstract]
Total liabilities	$ 20,376,534	$ 621,425	$ 21,397,287
Total assets	$ 45,379,852	$ 1,383,954	$ 46,160,484
Liabilities to assets ratio	44.90%	44.90%	46.35%